Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of of Excelsior Private Equity Fund II, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-K for the fiscal year ended October 31, 2005 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2006		/s/ LEO P. GROHOWSKI
	Name:	Leo P. Grohowski
	Title:	Co-Chief Executive Officer

Date: January 27, 2006		/s/ RAGHAV V. NANDAGOPAL
	Name:	Raghav V. Nandagopal
	Title:	Co-Chief Executive Officer

Date: January 27, 2006		/s/ ROBERT F. AUFENANGER
	Name:	Robert F. Aufenanger
	Title:	Treasurer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.

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